SHARE PURCHASE AGREEMENT

SHARE PURCHASE AGREEMENT (this “Agreement”) made as of this ___ day of _____, 2012 among CIS Acquisition Ltd., a British Virgin Islands company (the “Company”), and the undersigned parties listed under Purchasers on the signature page hereto (each, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, the Company has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form F-1, as amended (File No. 333-180224) (the “Registration Statement”), in connection with the Company’s initial public offering (the “IPO”) of up to 4,000,000 units, each unit consisting of one (1) Class A Share of the Company, $0.0001 par value (the “Class A Shares”), and (ii) one (1) warrant to purchase one ordinary share; and

WHEREAS, the Company desires to sell in a private placement to the Purchasers (the “Placement”) an aggregate of 136,000 Class A Shares (the “Underwriter Shares”) identical to the Class A Shares held by the initial shareholders of the Company, pursuant to the terms and conditions hereof and as set forth in the Registration Statement; and

WHEREAS, the Underwriter Shares shall be held in escrow pursuant to the Securities Escrow Agreement filed as an exhibit to the Registration Statement (the “Securities Escrow Agreement”); and

WHEREAS, the Purchasers are entitled to registration rights with respect to the Underwriter Shares (the “Registrable Securities”) on the terms set forth in the Registration Rights Agreement filed as an exhibit to the Registration Statement.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1. Purchase of Underwriter Shares. The Purchasers hereby agree, directly or through nominees, to purchase an aggregate of 136,000 Underwriter Shares at a purchase price of $0.02 per Underwriter Share, or an aggregate of $2,720 (the “Purchase Price”), as indicated on Schedule I attached hereto.

2. Closing. The closing of the purchase and sale of the Underwriter Shares (the “Closing”) will take place at such time and place as the parties may agree (the “Closing Date”), but in no event later than immediately prior to the closing of the IPO. At least 24 hours prior to the date on which the SEC declares the Registration Statement effective (the “Effective Date”), the Purchasers shall pay the Purchase Price by wire transfer of funds to an account maintained by Loeb & Loeb LLP (“Loeb”), counsel for the Company. Prior to the closing of the IPO, Loeb shall deposit the Purchase Price into the trust account described in the Registration Statement (the “Trust Account”). The certificate for the Underwriter Shares shall be delivered to the Purchasers promptly after the closing of the IPO.

3. Redemption. The Underwriter Shares shall not be redeemable.

4. Escrow of Underwriter Shares. The Underwriter Shares shall be held in escrow from the Effective Date until the second anniversary of the Effective Date (the “Escrow Period”).  The terms and conditions of the escrow of the Underwriter Shares and their release therefrom shall be set forth in the Securities Escrow Agreement, dated as of __________, 2012, among the Company and the Purchasers.  Any terms not herein defined shall have the meanings assigned to them in such Securities Escrow Agreement. The Underwriter Shares shall not be sold, transferred, assigned, pledged or hypothecated for a period of 180 days following the Effective Date, in accordance with FINRA Rule 5110(g)(1), nor may the holder of such Underwriter Shares engage in any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of such shares for a period of 180 days from the Effective Date.

5. Waiver of Tender Rights; Voting of Underwriter Shares. If the Company initiates an issuer tender offer in connection with the consummation of an initial acquisition transaction (as described more fully in the Registration Statement) (the “Acquisition Transaction”), the Purchasers hereby agree that they will not tender any Shares owned by the undersigned in such tender offer. If the Company solicits approval of its shareholders to approve the Acquisition Transaction, the Purchasers hereby undertakes to vote all Underwriter Shares owned by the undersigned in accordance with the majority of the votes cast by the holders of the Class A Shares issued in the IPO (the “IPO Shares”) and to vote any IPO Shares acquired in the IPO or the aftermarket owned by the undersigned in favor of such Acquisition Transaction. If the Company solicits approval of its shareholders to amend Clause 6(3) of our Amended and Restated Memorandum and Articles of Association prior to consummation of an Acquisition Transaction, the undersigned will vote all Underwriter Shares owned by the undersigned in accordance with the majority of the votes cast by the holders of the IPO Shares. The Purchasers will not exercise any appraisal rights (if such appraisal rights are available) to which they may be entitled under the British Virgin Islands Law in connection with the vote to approve any Acquisition Transaction, as the case may be, with respect to any IPO Shares acquired in the IPO or aftermarket owned by the Purchasers.

6. Waiver of Liquidation Distributions. The Purchasers hereby waive, with respect to the Underwriter Shares, any and all right, title, interest or claim of any kind in or to any liquidating distributions (including the distributions with respect to the Trust Account) by the Company in the event of a liquidation of the Company and the Trust Account upon the Company’s failure to timely complete an Acquisition Transaction. For purposes of clarity, any IPO Shares acquired in the IPO or in the aftermarket by the Purchasers shall be eligible to receive any liquidating distributions by the Company.

7. Conflicts of Interest. To minimize potential conflicts of interest, each Purchaser hereby acknowledges and agrees that the Company will not consummate an Acquisition Transaction with an entity which is affiliated with such Purchaser or its affiliates, unless the Company obtains an opinion from an independent investment banking firm that the Acquisition Transaction is fair to the Company’s unaffiliated shareholders from a financial point of view.

8. Representations and Warranties of the Purchaser. Each Purchaser hereby represents and warrants on behalf of itself to the Company that:

8.1 The Purchaser is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

8.2 The Underwriter Shares are being acquired by the Purchaser for its own account, only for investment purposes and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

8.3 The Purchaser has the full right, power and authority to enter into this Agreement and this Agreement is a valid and legally binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

9. Waiver and Indemnification. Each Purchaser hereby waives any and all rights to assert any present or future claims, including any right of rescission, against the Company with respect to its purchase of the Underwriter Shares, and each such Purchaser agrees to indemnify and hold the Company harmless from all losses, damages or expenses that relate to claims or proceedings brought against the Company by such Purchaser of the Underwriter Shares or its transferees, heirs, assigns or any subsequent holders of the Underwriter Shares.

10. Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile transmission, and any such executed facsimile copy shall be treated as an original.

11. Governing Law. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of any other jurisdiction. Each of the parties hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

CIS ACQUISITION LTD.

By:
Name:	Kyle Shostak
Title:	Chief Financial Officer

Purchaser:

CHARDAN CAPITAL MARKETS, LLC

By:
Name:
Title:

THE PRINCERIDGE GROUP LLC

By:
Name:
Title:

MAXIM GROUP LLC

By:
Name:
Title:

EURO PACIFIC CAPITAL, INC.

By:
Name:
Title:

Share Purchase Agreement

SCHEDULE I

Underwriter Shares
Name of Purchaser	Number of Shares	Purchase Price
Chardan Capital Markets, LLC
The PrinceRidge Group LLC
Maxim Group LLC
Euro Pacific Capital, Inc.